Exhibit 10.259

      AMENDMENT NO. 2 TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

          THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made on the 25th day of June, 2003, by and among Ligand Pharmaceuticals Incorporated, a Delaware corporation (the "Company"), and Elan International Services, Ltd., a Bermuda exempted company ("EIS").

                                    RECITALS

          WHEREAS, the Company, Elan Corporation, plc, a public limited company organized under the laws of the Republic of Ireland ("Elan"), and EIS and certain other holders of the Company's capital stock have previously entered into that certain Amended and Restated Registration Rights Agreement dated June 29, 2000, including the addenda entered into through the date hereof as well as that certain Amendment No. 1 to Amended and Restated Registration Rights Agreement dated November 12, 2002 (collectively, the "Prior Agreement").

          WHEREAS, Section 2.6(b) of the Prior Agreement provides that any term of the Prior Agreement may be amended with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding (as defined in the Prior Agreement).

          WHEREAS, the Company and EIS desire to amend certain terms of the Prior Agreement as set forth in this Agreement.

                      THE PARTIES HEREBY AGREE AS FOLLOWS:

1. SECTION 1.2(D).

          The first sentence of paragraph (d) of Section 1.2 of the Prior Agreement is hereby restated in its entirety as follows:

          "(d) In addition to the rights and obligations set forth in this
     Section 1.2, if any Holders holding in the aggregate at least 4,000,000 shares of Registrable Securities making a request pursuant to this Section
     1.2 additionally request that such registration statement on Form S-3 be effected for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Act covering all Registrable Securities owned by such Holders (a `Shelf Registration Statement'), the Company shall include such information in the written notice referred to in subsection 1.2(a)."

2. EFFECT OF PRIOR AGREEMENT.

          Except as set forth herein, the Prior Agreement shall remain in full force and effect.

3.       MISCELLANEOUS.

          3.1 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          3.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

          3.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          3.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                          LIGAND PHARMACEUTICALS INCORPORATED



                          By:     /S/PAUL V. MAIER
                                 ----------------------------------------
                                 Paul V. Maier, Senior Vice President and
                                 Chief Financial Officer
                                 10275 Science Center Drive
                                 San Diego, California 92121

                            ELAN INTERNATIONAL SERVICES, LTD.



                            By:    /S/KEVIN INSLEY
                                   --------------------------------------
                                   Kevin Insley, President
                                   102 St. James Court
                                   Flatts, Smith Parish, Bermuda, FL04

                                   SCHEDULE A
                              SCHEDULE OF INVESTORS

===============================================  ====================
NAME                                             SHARES ISSUED
-----------------------------------------------  --------------------

-----------------------------------------------  --------------------
Elan International Services, Ltd.                5,835,771
-----------------------------------------------  --------------------

===============================================  ====================